UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2024

SPARK I ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41825	87-1738866
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3790 El Camino Real, Unit #570

Palo Alto, CA 94306

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 353-7082

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one redeemable warrant	SPKLU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 par value	SPKL	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SPKLW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On November 7, 2024, Spark I Acquisition Corporation, a Cayman Islands exempted company (the “Company,” “we,” “us” or “our”) held the annual general meeting (the “Annual Meeting”). On October 9, 2024, the record date for the Annual Meeting, there were 10,000,000 Class A ordinary shares and 6,422,078 Class B ordinary shares of the Company entitled to be voted at the Annual Meeting. At the Annual Meeting, 13,671,223 Company’s ordinary shares or 83.25% of the shares entitled to vote at the Annual Meeting were represented in person or by proxy.

1.	The Director Proposal

Holders of Class B ordinary shares approved the Director Proposal, a proposal to re-elect three directors to the Company’s board of directors until the 2027 annual meeting and until such director’s successor is elected and qualified. Passage of the Director Proposal required approval by a simple majority of the votes cast by such holders of the Company’s Class B ordinary shares as, being entitled to do so, vote in person or by proxy at the Annual Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN
6,422,078	0	0

2.	The Auditor Proposal

Shareholders approved the proposal to ratify the appointment by our audit committee of Marcum LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. Passage of the Auditor Proposal required approval by a simple majority of the votes cast by such holders of the Company’s Class A ordinary shares and our Class B Ordinary shares as, being entitled to do so, vote in person or by proxy at the Annual Meeting. The voting results were as follows:

FOR	AGAINST	ABSTAIN
13,671,223	0	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2024

SPARK I ACQUISITION CORPORATION

By:	/s/James Rhee
Name:	James Rhee
Title:	Chief Executive Officer, and Chairman of the Board of Directors